                                                                   EXHIBIT 10.63



                               AMENDMENT NO. 1 TO
                                PLEDGE AGREEMENT


        This Amendment No. 1 ("Amendment") to the Pledge Agreement dated February 24, 1997 made by Vicente Anido in favor of CombiChem, Inc. (the "Corporation"), as amended (the "Pledge Agreement"), is made as of this 8th day of November, 1998.

                                    RECITALS

               WHEREAS, Mr. Anido has repaid one-half of the principal amount due under that certain Promissory Note for Ninety-Six Thousand Dollars ($96,000.00) between the Corporation and Mr. Anido dated February 24, 1997 (the "Anido Note");

               WHEREAS, Mr. Anido had previously pledged 1,280,000 shares of the Common Stock of the Corporation (the "Pledged Shares") as collateral for the Anido Note pursuant to that certain Pledge Agreement between the Corporation and Mr. Anido dated as of February 24, 1997 (the "Pledge Agreement");

               WHEREAS, the Board has decided to release one-half of the Pledged Shares;

               WHEREAS, the Board has determined the release of one-half of the Pledged Shares upon the repayment of one-half of the Anido Note to be just and reasonable to the Corporation.

               In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     AMENDMENT TO THE PLEDGE AGREEMENT.

        a. Schedule 1 of the Pledge Agreement shall be amended in its entirety to read as follows:

                                 PLEDGED SHARES

                                         Shares of
                                      CombiChem, Inc.

Name and Address                        Common Stock                   Date of Issuance
----------------                        ------------                   ----------------
Vicente Anido, Jr.                         640,000                     February 24, 1997
1621 Bayside Drive
Corona Del Mar, CA  92625



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                                                                   EXHIBIT 10.63

        2.     EFFECT OF AMENDMENT.


        Except as set forth above, the Pledge Agreement shall continue in full force and effect.

        3.     COUNTERPARTS.

        This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

        4.     SEVERABILITY.

               If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        5.     ENTIRE AGREEMENT.

               This Amendment, together with the Pledge Agreement, as amended, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        6.     GOVERNING LAW.

               This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                       COMBICHEM, INC., a Delaware corporation


                                       By:   /s/ Karin Eastham
                                          --------------------------------------
                                          Karin Eastham, Chief Financial Officer


                                        /s/ Vicente Anido
                                       -----------------------------------------
                                       Vicente Anido





                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                              THE PLEDGE AGREEMENT]